UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2022

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Investment and Management Company)	1-13232	84-1259577
Delaware (Aimco OP L.P.)	0-56223	85-2460835
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1450, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 224-7900

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM 8.01. Other Events.

On July 28, 2022, Apartment Investment and Management Company (“Aimco”), announced that its Board of Directors updated the existing share repurchase authorization and declared a special cash dividend of $0.02 per share.

The existing share repurchase authorization has been updated from 10 million shares to 15 million shares. With this authorization, Aimco may purchase its Class A common shares from time to time with the amount and timing of purchases dependent upon a number of factors, including the price and availability of shares, trading volume, and general market conditions. The authorization has no time limit and may be suspended or discontinued at any time.

The special cash dividend of $0.02 per share complies with REIT distribution requirements and is payable on September 30, 2022, to shareholders of record at market close on September 14, 2022.

A copy of the press release announcing the special cash dividend and updated share repurchase authorization is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press release dated July 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 28, 2022

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer

AIMCO OP L.P.
By: Aimco OP GP, LLC, its general partner By: Apartment Investment and Management Company, its managing member
/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer